Exhibit 10.3(b)

EARGO, INC.

2020 INCENTIVE AWARD PLAN

STOCK OPTION GRANT NOTICE

Eargo, Inc., a Delaware corporation (the “Company”), pursuant to its 2020 Incentive Award Plan, as may be amended from time to time (the “Plan”), hereby grants to the holder listed below (“Participant”), an option to purchase the number of shares of the Company’s Common Stock (the “Shares”), set forth below (the “Option”). This Option is subject to all of the terms and conditions set forth herein, as well as in the Plan and the Stock Option Agreement attached hereto as Exhibit A (the “Stock Option Agreement”), each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Stock Option Agreement.

Participant:	[ ]

Grant Date:	[ ]

Vesting Commencement Date:	[ ]

Exercise Price per Share:	$[ ]

Total Exercise Price:	[ ]

Total Number of Shares Subject to the Option:	[ ]

Expiration Date:	[ ]

Vesting Schedule:	[ ]

Type of Option:         ☐  Incentive Stock Option                ☐  Nonqualified Stock Option

By his or her signature and the Company’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Stock Option Agreement and this Grant Notice. Participant has reviewed the Plan, the Stock Option Agreement and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, the Stock Option Agreement and this Grant Notice. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, the Stock Option Agreement or this Grant Notice.

EARGO, INC.:	PARTICIPANT:

By:	By:
Print Name:	Print Name:
Title:
Address:	Address:

EXHIBIT A

TO STOCK OPTION GRANT NOTICE

STOCK OPTION AGREEMENT

Pursuant to the Stock Option Grant Notice (the “Grant Notice”) to which this Stock Option Agreement (this “Agreement”) is attached, Eargo, Inc., a Delaware corporation (the “Company”), has granted to the Participant an Option under the Company’s 2020 Incentive Award Plan, as may be amended from time to time (the “Plan”), to purchase the number of Shares indicated in the Grant Notice.

ARTICLE 1.

GENERAL

1.1    Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

1.2    Incorporation of Terms of Plan. The Option is subject to the terms and conditions of the Plan which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

ARTICLE 2.

GRANT OF OPTION

2.1    Grant of Option. In consideration of the Participant’s past or continued employment with or service to the Company or any Subsidiary and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”), the Company irrevocably grants to the Participant the Option to purchase any part or all of an aggregate of the number of Shares set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement, subject to adjustments as provided in Article IX of the Plan. Unless designated as a Nonqualified Stock Option in the Grant Notice, the Option shall be an Incentive Stock Option to the maximum extent permitted by law.

2.2    Exercise Price. The exercise price of the Shares subject to the Option shall be as set forth in the Grant Notice, without commission or other charge; provided, however, that the price per share of the Shares subject to the Option shall not be less than 100% of the Fair Market Value of a Share on the Grant Date. Notwithstanding the foregoing, if this Option is designated as an Incentive Stock Option and the Participant is a Greater Than 10% Stockholder as of the Grant Date, the exercise price per share of the Shares subject to the Option shall not be less than 110% of the Fair Market Value of a Share on the Grant Date.

2.3    Consideration to the Company. In consideration of the grant of the Option by the Company, the Participant agrees to render faithful and efficient services to the Company or any Subsidiary. Nothing in the Plan or this Agreement shall confer upon the Participant any right to continue in the employ or service of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of the Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and the Participant.

ARTICLE 3.

PERIOD OF EXERCISABILITY

3.1    Commencement of Exercisability.

(a)    Subject to Sections 3.2, 3.3, 5.11 and 5.17 hereof, the Option shall become vested and exercisable in such amounts and at such times as are set forth in the Grant Notice.

(b)    No portion of the Option which has not become vested and exercisable at the date of the Participant’s Termination of Service shall thereafter become vested and exercisable, except as may be otherwise provided by the Administrator or as set forth in a written agreement between the Company and the Participant.

(c)    Notwithstanding Section 3.1(a) hereof and the Grant Notice, but subject to Section 3.1(b) hereof, in the event of a Change in Control the Option shall be treated pursuant to Sections 9.2 and 9.3 of the Plan.

3.2    Duration of Exercisability. The installments provided for in the vesting schedule set forth in the Grant Notice are cumulative. Each such installment which becomes vested and exercisable pursuant to the vesting schedule set forth in the Grant Notice shall remain vested and exercisable until it becomes unexercisable under Section 3.3 hereof.

3.3    Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a)    The Expiration Date set forth in the Grant Notice, which shall in no event be more than ten years from the Grant Date;

(b)    If this Option is designated as an Incentive Stock Option and the Participant, at the time the Option was granted, was a Greater Than 10% Stockholder, the expiration of five years from the Grant Date;

(c)    The expiration of three months from the date of the Participant’s Termination of Service, unless such termination occurs by reason of the Participant’s death or Disability; or

(d)    The expiration of one year from the date of the Participant’s Termination of Service by reason of the Participant’s death or Disability.

3.4    Special Tax Consequences. The Participant acknowledges that, to the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of all Shares with respect to which Incentive Stock Options, including the Option (if applicable), are exercisable for the first time by the Participant in any calendar year exceeds $100,000, the Option and such other options shall be Nonqualified Stock Options to the extent necessary to comply with the limitations imposed by Section 422(d) of the Code. The Participant further acknowledges that the rule set forth in the preceding sentence shall be applied by taking the Option and other “incentive stock options” into account in the order in which they were granted, as determined under Section 422(d) of the Code and the Treasury Regulations thereunder. The Participant also acknowledges that an Incentive Stock Option exercised more than three months after the Participant’s Termination of Employment, other than by reason of death or Disability, will be taxed as a Nonqualified Stock Option.

3.5    Tax Indemnity.

(a)    The Participant agrees to indemnify and keep indemnified the Company, any Subsidiary and the Participant’s employing company, if different, from and against any liability for or obligation to pay any Tax Liability (a “Tax Liability” being any liability for income tax, withholding tax and any other employment related taxes or social security contributions in any jurisdiction) that is attributable to (1) the grant or exercise of, or any benefit derived by the Participant from, the Option, (2) the acquisition by the Participant of the Shares on exercise of the Option or (3) the disposal of any Shares.

(b)    The Option cannot be exercised until the Participant has made such arrangements as the Company may require for the satisfaction of any Tax Liability that may arise in connection with the exercise of the Option or the acquisition of the Shares by the Participant. The Company shall not be required to issue, allot or transfer Shares until the Participant has satisfied this obligation.

(c)    The Participant hereby acknowledges that the Company (i) makes no representations or undertakings regarding the treatment of any Tax Liabilities in connection with any aspect of the Option and (ii) does not commit to and is under no obligation to structure the terms of the grant or any aspect of any Award, including the Option, to reduce or eliminate the Participant’s liability for Tax Liabilities or achieve any particular tax result. Furthermore, if the Participant becomes subject to tax in more than one jurisdiction between the date of grant of an Award, including the Option, and the date of any relevant taxable event, the Participant acknowledges that the Company may be required to withhold or account for Tax Liabilities in more than one jurisdiction.

ARTICLE 4.

EXERCISE OF OPTION

4.1    Person Eligible to Exercise. Except as provided in Section 5.3 hereof, during the lifetime of the Participant, only the Participant may exercise the Option or any portion thereof, unless it has been disposed of pursuant to a DRO. After the death of the Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3 hereof, be exercised by the deceased Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

4.2    Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3 hereof. However, the Option shall not be exercisable with respect to fractional Shares.

4.3    Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company (or any third party administrator or other person or entity designated by the Company; for the avoidance of doubt, delivery shall include electronic delivery), during regular business hours, of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3 hereof:

(a)    An exercise notice in a form specified by the Administrator, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator. The notice shall be signed by the Participant or other person then entitled to exercise the Option or such portion of the Option;

(b)    The receipt by the Company of full payment for the Shares with respect to which the Option or portion thereof is exercised, including payment of any applicable withholding tax, which shall be made by deduction from other compensation payable to the Participant or in such other form of consideration permitted under Section 4.4 hereof that is acceptable to the Company;

(c)    Any other written representations or documents as may be required in the Administrator’s sole discretion to evidence compliance with the Securities Act, the Exchange Act or any other applicable law, rule or regulation; and

(d)    In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 hereof by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option.

Notwithstanding any of the foregoing, the Company shall have the right to specify all conditions of the manner of exercise, which conditions may vary by country and which may be subject to change from time to time.

4.4    Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a)    Cash or check;

(b)    With the consent of the Administrator, surrender of Shares (including, without limitation, Shares otherwise issuable upon exercise of the Option) held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or

(c)    Other legal consideration acceptable to the Administrator (including, without limitation, through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company at such time as may be required by the Company, but in any event not later than the settlement of such sale).

4.5    Conditions to Issuance of Shares. The Shares deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued Shares or issued Shares which have then been reacquired by the Company. Such Shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any Shares purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the conditions in Section 10.7 of the Plan and following conditions:

(a)    The admission of such Shares to listing on all stock exchanges on which such Shares are then listed;

(b)    The completion of any registration or other qualification of such Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c)    The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d)    The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax, which may be in one or more of the forms of consideration permitted under Section 4.4 hereof; and

(e)    The lapse of such reasonable period of time following the exercise of the Option as the Administrator may from time to time establish for reasons of administrative convenience.

4.6    Rights as Stockholder. The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company, including, without limitation, voting rights and rights to dividends, in respect of any Shares purchasable upon the exercise of any part of the Option unless and until such Shares shall have been issued by the Company and held of record by such holder (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Article IX of the Plan.

ARTICLE 5.

OTHER PROVISIONS

5.1    Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon the Participant, the Company and all other interested persons. No member of the Committee or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Option.

5.2    Whole Shares. The Option may only be exercised for whole Shares.

5.3    Transferability.

(a)    Subject to Section 4.1 hereof, the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until the Option has been exercised and the Shares underlying the Option have been issued, and all restrictions applicable to such Shares have lapsed. Neither the Option nor any interest or right therein shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until the Option has been exercised, and any attempted disposition thereof prior to exercise shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

(b)    During the lifetime of the Participant, only the Participant may exercise the Option (or any portion thereof), unless it has been disposed of pursuant to a DRO; after the death of the Participant, any exercisable portion of the Option may, prior to the time when such portion becomes unexercisable under the Plan or this Agreement, be exercised by the Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then-applicable laws of descent and distribution.

(c)    Notwithstanding any other provision in this Agreement, the Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to the Option upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and this Agreement, except to the extent the Plan and this Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Participant’s spouse or domestic partner, as applicable, as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Option shall not be effective without the prior written consent of the Participant’s spouse or domestic partner. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by the Participant at any time provided the change or revocation is filed with the Administrator prior to the Participant’s death.

5.4    Tax Consultation. The Participant understands that the Participant may suffer adverse tax consequences as a result of the grant, vesting or exercise of the Option, or with the purchase or disposition of the Shares subject to the Option. The Participant represents that the Participant has consulted with any tax consultants the Participant deems advisable in connection with the purchase or disposition of such Shares and that the Participant is not relying on the Company for any tax advice.

5.5    Binding Agreement. Subject to the limitation on the transferability of the Option contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

5.6    Adjustments Upon Specified Events. The Administrator may accelerate the vesting of the Option in such circumstances as it, in its sole discretion, may determine. In addition, upon the occurrence of certain events relating to the Shares contemplated by Article IX of the Plan (including, without limitation, an extraordinary cash dividend on such Shares), the Administrator shall make such adjustments the Administrator deems appropriate in the number of Shares subject to the Option, the exercise price of the Option and the kind of securities that may be issued upon exercise of the Option. The Participant acknowledges that the Option is subject to adjustment, modification and termination in certain events as provided in this Agreement and Article IX of the Plan.

5.7    Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office, and any notice to be given to the Participant shall be addressed to the Participant at the Participant’s last address reflected on the Company’s records. By a notice given pursuant to this Section 5.7, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to the Participant shall, if the Participant is then deceased, be given to the person entitled to exercise his or her Option pursuant to Section 4.1 hereof by written notice under this Section 5.7. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

5.8    Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.9    Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

5.10    Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all Applicable Law and regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such Applicable Law. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such Applicable Law.

5.11    Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board; provided, however, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely affect the Option in any material way without the prior written consent of the Participant.

5.12    Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth in Section 5.3 hereof, this Agreement shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns.

5.13    Notification of Disposition. If this Option is designated as an Incentive Stock Option, the Participant shall give prompt notice to the Company of any disposition or other transfer of any Shares acquired under this Agreement if such disposition or transfer is made (a) within two years from the Grant Date with respect to such Shares or (b) within one year after the transfer of such Shares to the Participant. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

5.14    Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if the Participant is subject to Section 16 of the Exchange Act, the Plan, the Option and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

5.15    Not a Contract of Service Relationship. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue to serve as an employee or other service provider of the Company or any of its Subsidiaries or interfere with or restrict in any way with the right of the Company or any of its Subsidiaries, which rights are hereby expressly reserved, to discharge or to terminate for any reason whatsoever, with or without cause, the services of the Participant’s at any time.

5.16    Entire Agreement. The Plan, the Grant Notice and this Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, provided that the Option shall be subject to any accelerated vesting provisions in any written agreement between the Participant and the Company or a Company plan pursuant to which the Participant participates, in each case, in accordance with the terms therein.

5.17    Section 409A. This Option is not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). However, notwithstanding any other provision of the Plan, the Grant Notice or this Agreement, if at any time the Administrator determines that the Option (or any portion thereof) may be subject to Section 409A, the Administrator shall have the right in its sole discretion (without any obligation to do so or to indemnify the Participant or any other person for failure to do so) to adopt such amendments to the Plan, the Grant Notice or this Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate either for the Option to be exempt from the application of Section 409A or to comply with the requirements of Section 409A.

5.18    Limitation on the Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. The Participant shall have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the Option, and rights no greater than the right to receive the Shares as a general unsecured creditor with respect to options, as and when exercised pursuant to the terms hereof.

*    *    *    *    *

EARGO, INC.

2020 INCENTIVE AWARD PLAN

RESTRICTED STOCK AWARD GRANT NOTICE

Eargo, Inc., a Delaware corporation (the “Company”), pursuant to its 2020 Incentive Award Plan, as amended from time to time (the “Plan”), hereby grants to the holder listed below (the “Participant”) the number of shares of the Company’s Common Stock set forth below (the “Shares”) subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement attached hereto as Exhibit A (the “Agreement”) (including without limitation the Restrictions on the Shares set forth in the Agreement) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Award Grant Notice (the “Grant Notice”) and the Agreement.

Participant:	[ ]

Grant Date:	[ ]

Total Number of Shares of Restricted Stock:	[ ]

Vesting Commencement Date:	[ ]

Vesting Schedule:	[ ]

Termination:	If the Participant experiences a Termination of Service, any Shares that have not become vested on or prior to the date of such Termination of Service will thereupon be automatically forfeited by the Participant, and the Participant’s rights in such Shares shall thereupon lapse and expire.

By his or her signature and the Company’s signature below, the Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and this Grant Notice. The Participant has reviewed the Plan, the Agreement and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, Agreement and this Grant Notice. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, the Agreement or this Grant Notice. In addition, by signing below, the Participant also agrees that the Company, in its sole discretion, may satisfy any withholding obligations in accordance with Section 2.2(c) of the Agreement by (i) withholding shares of Common Stock otherwise issuable to the Participant upon vesting of the Shares, (ii) instructing a broker on the Participant’s behalf to sell Shares upon vesting and submit the proceeds of such sale to the Company, or (iii) using any other method permitted by Section 2.2(c) of the Agreement or the Plan.

EARGO, INC.:	PARTICIPANT:

By:	By:
Print Name:	Print Name:
Title:
Address:	Address:

1

EXHIBIT A

TO RESTRICTED STOCK AWARD GRANT NOTICE

RESTRICTED STOCK AWARD AGREEMENT

Pursuant to the Restricted Stock Award Grant Notice (the “Grant Notice”) to which this Restricted Stock Award Agreement (this “Agreement”) is attached, Eargo, Inc., a Delaware corporation (the “Company”), has granted to the Participant the number of shares of Restricted Stock (the “Shares”) under the Company’s 2020 Incentive Award Plan, as amended from time to time (the “Plan”), as set forth in the Grant Notice.

ARTICLE I.

GENERAL

1.1    Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

1.2    Incorporation of Terms of Plan. The Award (as defined below) is subject to the terms and conditions of the Plan, which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

ARTICLE II.

AWARD OF RESTRICTED STOCK

2.1    Award of Restricted Stock.

(a)    Award. Pursuant to the Grant Notice and upon the terms and conditions set forth in the Plan and this Agreement, effective as of the Grant Date set forth in the Grant Notice, the Company has granted to the Participant an award of Restricted Stock (the “Award”) under the Plan in consideration of the Participant’s past or continued employment with or service to the Company or any Subsidiary, and for other good and valuable consideration. The number of Shares subject to the Award is set forth in the Grant Notice.

(b)    Escrow. The Participant, by acceptance of the Award, shall be deemed to appoint, and does so appoint, the Secretary of the Company or such other escrow holder as the Administrator may appoint to hold the Shares in escrow as the Participant’s attorney(s)-in-fact to effect any transfer of unvested forfeited Shares (or Shares otherwise reacquired by the Company hereunder) to the Company as may be required pursuant to the Plan or this Agreement and to execute such documents as the Company or such representatives deem necessary or advisable in connection with any such transfer.

(c)    Removal of Notations. As soon as administratively practicable after the vesting of any Shares subject to the Award pursuant to Section 2.2(b) hereof, the Company shall remove the notations on any Shares subject to the Award which have vested (or such lesser number of Shares as may be permitted pursuant to Section 10.7 of the Plan). The Participant (or the beneficiary or personal representative of the Participant in the event of the Participant’s death or incapacity, as the case may be) shall deliver to the Company any representations or other documents or assurances required by the Company.

A-1

2.2    Restrictions.

(a)    Forfeiture. Notwithstanding any contrary provision of this Agreement, except as may otherwise be provided by the Administrator or as set forth in a written agreement between the Company and the Participant, upon the Participant’s Termination of Service for any or no reason, any Shares subject to Restrictions shall thereupon be forfeited immediately and without any further action by the Company, and the Participant’s rights in such Shares shall thereupon lapse and expire.

(b)    Vesting and Lapse of Restrictions. As of the Grant Date, 100% of the Shares shall be subject to the risk of forfeiture set forth in Section 2.2(a) hereof and the transfer restrictions set forth in Section 3.3 hereof (collectively, such risk of forfeiture and such transfer restrictions, the “Restrictions”). The Award shall vest and Restrictions shall lapse in accordance with the vesting schedule set forth in the Grant Notice (rounding down to the nearest whole Share).

(c)    Tax Withholding. As set forth in Section 10.5 of the Plan, the Company shall have the authority and the right to deduct or withhold, or to require the Participant to remit to the Company, an amount sufficient to satisfy all applicable federal, state and local taxes required by law to be withheld with respect to any taxable event arising in connection with the Award. The Company shall not be obligated to transfer Shares held in escrow to the Participant or the Participant’s legal representative until the Participant or the Participant’s legal representative shall have paid or otherwise satisfied in full the amount of all federal, state and local taxes applicable to the taxable income of the Participant resulting from the grant or vesting of the Award or the issuance of Shares.

(d)    Stop Transfer Instructions. To ensure compliance with the Restrictions, the provisions of the charter documents of the Company and Applicable Law, and for other proper purposes, the Company may issue appropriate “stop transfer” and other instructions to its transfer agent with respect to the Restricted Stock. The Company shall notify the transfer agent as and when the Restrictions lapse.

2.3    Consideration to the Company. In consideration of the grant of the Award pursuant hereto, the Participant agrees to render faithful and efficient services to the Company or any Subsidiary.

ARTICLE III.

OTHER PROVISIONS

3.1    Section 83(b) Election. If the Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant hereby agrees to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

3.2    Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon the Participant, the Company and all other interested persons. No member of the Administrator or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Award.

3.3    Transferability. Until the Restrictions hereunder lapse or expire pursuant to this Agreement and the Shares vest, the Restricted Stock (including any Shares or other securities or property received by the Participant with respect to Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall be subject to the restrictions on transferability set forth in Section 10.1 of the Plan.

A-2

3.4    Rights as Stockholder. Except as otherwise provided herein, upon the Grant Date, the Participant shall have all the rights of a stockholder of the Company with respect to the Shares, subject to the Restrictions, including, without limitation, voting rights and rights to receive any cash or stock dividends, in respect of the Shares subject to the Award and deliverable hereunder.

3.5    Tax Consultation. The Participant understands that the Participant may suffer adverse tax consequences in connection with the Restricted Stock granted pursuant to this Agreement (and the Shares issuable with respect thereto). The Participant represents that the Participant has consulted with any tax consultants the Participant deems advisable in connection with the Restricted Stock and that the Participant is not relying on the Company for any tax advice.

3.6    Adjustments Upon Specified Events. The Administrator may accelerate the vesting of the Restricted Stock in such circumstances as it, in its sole discretion, may determine. The Participant acknowledges that the Restricted Stock is subject to adjustment, modification and termination in certain events as provided in this Agreement and Article IX of the Plan.

3.7    Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office, and any notice to be given to the Participant shall be addressed to the Participant at the Participant’s last address reflected on the Company’s records. By a notice given pursuant to this Section 3.7, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

3.8    Participant’s Representations. If the Shares issuable hereunder have not been registered under the Securities Act or any applicable state laws on an effective registration statement at the time of such issuance, the Participant shall, if required by the Company, concurrently with such issuance, make such written representations as are deemed necessary or appropriate by the Company or its counsel.

3.9    Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

3.10    Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

3.11    Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all Applicable Law. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Award is granted, only in such a manner as to conform to such Applicable Law. To the extent permitted by Applicable Law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such Applicable Law.

3.12    Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board; provided, however, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely affect the Award in any material way without the prior written consent of the Participant.

A-3

3.13    Successors and Assigns. The Company or any Subsidiary may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company and its Subsidiaries. Subject to the restrictions on transfer set forth in Section 3.3 hereof, this Agreement shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns.

3.14    Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if the Participant is subject to Section 16 of the Exchange Act, then the Plan, the Award and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

3.15    Not a Contract of Service Relationship. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue to serve as an Employee or other service provider of the Company or any of its Subsidiaries or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of the Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and the Participant.

3.16    Entire Agreement. The Plan, the Grant Notice and this Agreement (including all Exhibits thereto, if any) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and its Subsidiaries and the Participant with respect to the subject matter hereof, provided that the Shares shall be subject to any accelerated vesting provisions in any written agreement between the Participant and the Company or a Company plan pursuant to which the Participant participates, in each case, in accordance with the terms therein.

3.17    Limitation on the Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. The Participant shall have only the rights of a general unsecured creditor of the Company and its Subsidiaries with respect to amounts credited and benefits payable, if any, with respect to the Shares issuable hereunder.

*    *    *    *    *

A-4

EARGO, INC.

2020 INCENTIVE AWARD PLAN

RESTRICTED STOCK UNIT AWARD GRANT NOTICE

Eargo, Inc., a Delaware corporation (the “Company”), pursuant to its 2020 Incentive Award Plan, as amended from time to time (the “Plan”), hereby grants to the holder listed below (the “Participant”), an award of restricted stock units (“Restricted Stock Units” or “RSUs”). Each vested Restricted Stock Unit represents the right to receive, in accordance with the Restricted Stock Unit Award Agreement attached hereto as Exhibit A (the “Agreement”), one share of Common Stock (“Share”). This award of Restricted Stock Units is subject to all of the terms and conditions set forth herein and in the Agreement and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Unit Award Grant Notice (the “Grant Notice”) and the Agreement.

Participant:	[ ]

Grant Date:	[ ]

Total Number of RSUs:	[ ]

Vesting Commencement Date:	[ ]

Vesting Schedule:	[ ]

Termination:	If the Participant experiences a Termination of Service, all RSUs that have not become vested on or prior to the date of such Termination of Service will thereupon be automatically forfeited by the Participant without payment of any consideration therefor.

By his or her signature and the Company’s signature below, the Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and this Grant Notice. The Participant has reviewed the Plan, the Agreement and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, the Agreement and this Grant Notice. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, the Agreement or this Grant Notice. In addition, by signing below, the Participant also agrees that the Company, in its sole discretion, may satisfy any withholding obligations in accordance with Section 2.6(b) of the Agreement by (i) withholding shares of Common Stock otherwise issuable to the Participant upon vesting of the RSUs, (ii) instructing a broker on the Participant’s behalf to sell shares of Common Stock otherwise issuable to the Participant upon vesting of the RSUs and submit the proceeds of such sale to the Company, or (iii) using any other method permitted by Section 2.6(b) of the Agreement or the Plan.

EARGO, INC.:	PARTICIPANT:

By:	By:
Print Name:	Print Name:
Title:
Address:	Address:

EXHIBIT A

TO RESTRICTED STOCK UNIT AWARD GRANT NOTICE

RESTRICTED STOCK UNIT AWARD AGREEMENT

Pursuant to the Restricted Stock Unit Award Grant Notice (the “Grant Notice”) to which this Restricted Stock Unit Award Agreement (this “Agreement”) is attached, Eargo, Inc., a Delaware corporation (the “Company”), has granted to the Participant the number of restricted stock units (“Restricted Stock Units” or “RSUs”) set forth in the Grant Notice under the Company’s 2020 Incentive Award Plan, as amended from time to time (the “Plan”). Each Restricted Stock Unit represents the right to receive one share of Common Stock (a “Share”) upon vesting.

ARTICLE I.

GENERAL

1.1    Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

1.2    Incorporation of Terms of Plan. The RSUs are subject to the terms and conditions of the Plan, which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

ARTICLE II.

GRANT OF RESTRICTED STOCK UNITS

2.1    Grant of RSUs. Pursuant to the Grant Notice and upon the terms and conditions set forth in the Plan and this Agreement, effective as of the Grant Date set forth in the Grant Notice, the Company hereby grants to the Participant an award of RSUs under the Plan in consideration of the Participant’s past or continued employment with or service to the Company or any Subsidiaries and for other good and valuable consideration.

2.2    Unsecured Obligation to RSUs. Unless and until the RSUs have vested in the manner set forth in Article 2 hereof, the Participant will have no right to receive Common Stock under any such RSUs. Prior to actual payment of any vested RSUs, such RSUs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

2.3    Vesting Schedule. Subject to Section 2.5 hereof, the RSUs shall vest and become nonforfeitable with respect to the applicable portion thereof according to the vesting schedule set forth in the Grant Notice (rounding down to the nearest whole Share).

2.4    Consideration to the Company. In consideration of the grant of the award of RSUs pursuant hereto, the Participant agrees to render faithful and efficient services to the Company or any Subsidiary.

2.5    Forfeiture, Termination and Cancellation upon Termination of Service. Notwithstanding any contrary provision of this Agreement or the Plan, upon the Participant’s Termination of Service for any or no reason, all Restricted Stock Units which have not vested prior to or in connection with such Termination of Service shall thereupon automatically be forfeited, terminated and cancelled as of the applicable termination date without payment of any consideration by the Company, and the Participant, or

A-1

the Participant’s beneficiary or personal representative, as the case may be, shall have no further rights hereunder. No portion of the RSUs which has not become vested as of the date on which the Participant incurs a Termination of Service shall thereafter become vested, except as may otherwise be provided by the Administrator or as set forth in a written agreement between the Company and the Participant.

2.6    Issuance of Common Stock upon Vesting.

(a)    As soon as administratively practicable following the vesting of any Restricted Stock Units pursuant to Section 2.3 hereof, but in no event later than 30 days after such vesting date (for the avoidance of doubt, this deadline is intended to comply with the “short term deferral” exemption from Section 409A of the Code), the Company shall deliver to the Participant (or any transferee permitted under Section 3.2 hereof) a number of Shares equal to the number of RSUs subject to this Award that vest on the applicable vesting date. Notwithstanding the foregoing, in the event Shares cannot be issued pursuant to Section 10.7 of the Plan, the Shares shall be issued pursuant to the preceding sentence as soon as administratively practicable after the Administrator determines that Shares can again be issued in accordance with such Section.

(b)    As set forth in Section 10.5 of the Plan, the Company shall have the authority and the right to deduct or withhold, or to require the Participant to remit to the Company, an amount sufficient to satisfy all applicable federal, state and local taxes required by law to be withheld with respect to any taxable event arising in connection with the Restricted Stock Units. The Company shall not be obligated to deliver any Shares to the Participant or the Participant’s legal representative unless and until the Participant or the Participant’s legal representative shall have paid or otherwise satisfied in full the amount of all federal, state and local taxes applicable to the taxable income of the Participant resulting from the grant or vesting of the Restricted Stock Units or the issuance of Shares.

2.7    Conditions to Delivery of Shares. The Shares deliverable hereunder may be either previously authorized but unissued Shares, treasury Shares or issued Shares which have then been reacquired by the Company. Such Shares shall be fully paid and nonassessable. The Company shall not be required to issue Shares deliverable hereunder prior to fulfillment of the conditions set forth in Section 10.7 of the Plan.

2.8    Rights as Stockholder. The holder of the RSUs shall not be, nor have any of the rights or privileges of, a stockholder of the Company, including, without limitation, voting rights and rights to dividends, in respect of the RSUs and any Shares underlying the RSUs and deliverable hereunder unless and until such Shares shall have been issued by the Company and held of record by such holder (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Article IX of the Plan.

ARTICLE III.

OTHER PROVISIONS

3.1    Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon the Participant, the Company and all other interested persons. No member of the Administrator or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the RSUs.

A-2

3.2    Transferability. The RSUs shall be subject to the restrictions on transferability set forth in Section 10.1 of the Plan.

3.3    Tax Consultation. The Participant understands that the Participant may suffer adverse tax consequences in connection with the RSUs granted pursuant to this Agreement (and the Shares issuable with respect thereto). The Participant represents that the Participant has consulted with any tax consultants the Participant deems advisable in connection with the RSUs and the issuance of Shares with respect thereto and that the Participant is not relying on the Company for any tax advice.

3.4    Binding Agreement. Subject to the limitation on the transferability of the RSUs contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

3.5    Adjustments Upon Specified Events. The Administrator may accelerate the vesting of the RSUs in such circumstances as it, in its sole discretion, may determine. The Participant acknowledges that the RSUs are subject to adjustment, modification and termination in certain events as provided in this Agreement and Article IX of the Plan.

3.6    Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office, and any notice to be given to the Participant shall be addressed to the Participant at the Participant’s last address reflected on the Company’s records. By a notice given pursuant to this Section 3.6, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

3.7    Participant’s Representations. If the Shares issuable hereunder have not been registered under the Securities Act or any applicable state laws on an effective registration statement at the time of such issuance, the Participant shall, if required by the Company, concurrently with such issuance, make such written representations as are deemed necessary or appropriate by the Company or its counsel.

3.8    Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

3.9    Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

3.10    Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any other Applicable Law. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the RSUs are granted, only in such a manner as to conform to Applicable Law. To the extent permitted by Applicable Law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such Applicable Law.

3.11    Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board; provided, however, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely affect the RSUs in any material way without the prior written consent of the Participant.

A-3

3.12    Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth in Section 3.2 hereof, this Agreement shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns.

3.13    Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if the Participant is subject to Section 16 of the Exchange Act, then the Plan, the RSUs and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

3.14    Not a Contract of Service Relationship. Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue to serve as an employee or other service provider of the Company or any of its Subsidiaries or interfere with or restrict in any way with the right of the Company or any of its Subsidiaries, which rights are hereby expressly reserved, to discharge or to terminate for any reason whatsoever, with or without cause, the services of the Participant at any time.

3.15    Entire Agreement. The Plan, the Grant Notice and this Agreement (including all Exhibits thereto, if any) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, provided that the RSUs shall be subject to any accelerated vesting provisions in any written agreement between the Participant and the Company or a Company plan pursuant to which the Participant participates, in each case, in accordance with the terms therein.

3.16    Section 409A. This Award is not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). However, notwithstanding any other provision of the Plan, the Grant Notice or this Agreement, if at any time the Administrator determines that this Award (or any portion thereof) may be subject to Section 409A, the Administrator shall have the right in its sole discretion (without any obligation to do so or to indemnify Participant or any other person for failure to do so) to adopt such amendments to the Plan, the Grant Notice or this Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate for this Award either to be exempt from the application of Section 409A or to comply with the requirements of Section 409A.

3.17    Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. The Participant shall have only the rights of a general unsecured creditor of the Company and its Subsidiaries with respect to amounts credited and benefits payable, if any, with respect to the RSUs, and rights no greater than the right to receive the Common Stock as a general unsecured creditor with respect to RSUs, as and when payable hereunder.

*    *    *    *    *

A-4